EXHIBIT 10.5

Commitment Agreement

承诺协议

This Commitment Agreement (the “Agreement”) shall constitute a binding agreement by and among China VTV Limited (“China VTV”), a Nevada company, and Mr. Tijin Song, Mr. Guoping Chen, Mr. Daoxin Zhang and Mr. Hongbin Dong, with respect to the purchase of equity interests in the form of Common Stock in China VTV.

該承諾協議（以下簡稱“協議”）構成了中华微视有限公司（以下簡稱“中华微视”），一家内华达公司，与宋体金先生，陈国平先生，董洪彬先生，和张道新先生，为公司業務經營而購買中华微视股權而訂立的具約束力的協議。

WHEREAS, each of Mr. Tijin Song, Mr. Guoping Chen, Mr. Daoxin Zhang and Mr. Hongbin Dong (the “Buyers”) is a member of the board of directors of China VTV and is making this commitment to ensure that China VTV has adequate working capital for the next twelve months from the date hereof.

鑑於，宋体金先生，陈国平先生，董洪彬先生，和张道新先生各位都是中华微视的董事，並且正在履行此承諾以確保中华微视在未来的12个月内擁有足夠的營運資金。

Each of Mr. Tijin Song, Mr. Guoping Chen, Mr. Daoxin Zhang and Mr. Hongbin Dong, jointly but not severally, agrees to purchase, during the period commencing on the date hereof through July 31, 2020 (the “Commitment Period”), a minimum amount of RMB 5 million or in the equivalent amount of U.S. dollars (approximately $724,291 USD) (the “Commitment Amount”) of China VTV’s Common Stock for its working capital. Payment for the Shares of China VTV will be made by each of the Buyers within 3 Business Days after notice to the Buyers in writing by China VTV.

宋体金先生，陈国平先生，董洪彬先生，和张道新先生每一位（“购买方”）共同承诺，但是不连带担保，从协议签署日到2020年7月31日，共同为中华微视以普通股的形式注资不少于500万人民币（约合$724,291美元），以维持公司的正常运营。各位购买方的资金在得到公司通知注资后，3个工作日内转给中华微视。

China VTV agrees that the proceeds of the sale of Common Stock will be used exclusively by China VTV for its working capital.

中华微视同意根据本协议销售的公司的普通股获得的资金将全部用于中华微视的运营。

1

The board of directors of China VTV shall approve the execution of this agreement by a Unanimous Written Resolution.

中华微视的董事会将通過決議批准本協議。

The term of this Agreement begins from the Execution Date and expires on July 31, 2020.

本協議的有效期自執行日期起，並於2020年7月31日到期。

At the option of China VTTV and as specified in the written notice, the purchase of the Shares of the Common Stock will be made in RMB or USD. The Commitment is not refundable.

本承諾可以由中华微视选择用中国美元或美元支付。承諾不予退還。

This Agreement is governed by the laws of the State of Nevada.

本協議受内华达州法律管轄。

[Signature follows immediately]

[后附簽名]

2

The foregoing properly and accurately sets forth the understanding and agreement of the parties with regard to the subject matter described herein.

上述內容適當和準確地闡述了雙方對本文所述主題的理解和同意。

/s/ Tijin Song

Tijin Song

July 20, 2019

Execution Date

签署日期

/s/ Guoping Chen

Guoping Chen

July 20, 2019

Execution Date

签署日期

/s/ Hongbin Dong

Hongbin Dong

July 20, 2019

Execution Date

签署日期

/s/ Daoxin Zhang

Daoxin Zhang

July 20, 2019

Execution Date

签署日期

China VTV Limited

/s/ Tijin Song
Name: Tijin Song Title: Chief Executive Officer July 20, 2019 Execution Date 签署日期

3